UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2025

FINNOVATE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41012	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

265 Franklin Street Suite 1702 Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

+1 424-253-0908

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and three-quarters of one redeemable warrant	FNVTU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	FNVT	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FNVTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 28, 2025, the Nasdaq Stock Market (“Nasdaq”) notified Finnovate Acquisition Corp. (the “Company”) that on April 30, 2025, it would announce that it will delist the Company’s ordinary shares, warrants and units. The Company’s securities were suspended on November 12, 2024, and have not traded on Nasdaq since that time. Since November 12, 2024, the Company’s units, ordinary shares and warrants have been eligible to be quoted on the OTC Markets under the tickers “FNVUF,” “FNVTF,” and “FNVWF,” respectively. Nasdaq will file a Form 25 with the Securities and Exchange Commission (the “SEC”) to complete the delisting. The delisting will become effective ten days after the Form 25 is filed. Following the effectiveness of the Form 25, the Company’s units, ordinary shares and warrants will continue to be eligible to be quoted on the OTC Markets under the tickers “FNVUF,” “FNVTF,” and “FNVWF,” respectively.

As previously reported on the Company’s Current Report on Form 8-K filed with the SEC on November 12, 2024, the Company received written notice from the Nasdaq Hearings Panel (the “Panel”) on November 8, 2024, indicating that the Panel had determined to delist the Company’s securities from Nasdaq and that trading in the Company’s securities would be suspended at the open of trading on November 12, 2024, due to the Company’s failure to timely satisfy the terms of the Panel’s July 3, 2024 decision (the “Decision”). Pursuant to the terms of the Decision, amongst other things, the Company was required to close its initial business combination (the “Business Combination”) with an operating entity and the combined entity was required to evidence compliance with the criteria for initial listing on Nasdaq, including the applicable holders requirement, by November 4, 2024. On November 6, 2024, the Company notified the Panel that it would not be able to close its Business Combination by the Panel’s November 4, 2024, deadline. Accordingly, the Panel determined to delist the Company’s securities from Nasdaq.

Also, as previously disclosed, the Company entered into a Business Combination Agreement (the “Business Combination Agreement”) with Scage Future, an exempted company incorporated with limited liability in the Cayman Islands (“Pubco”), and Scage International Limited, an exempted company incorporated with limited liability in the Cayman Islands (“Scage”), among other parties. A Registration Statement on Form F-4 (File No. 333-281332) filed by Pubco and Scage with the SEC has been declared effective by the SEC, and Scage received approval for listing from the China Securities Regulatory Commission (“CSRC”), both of which requlatory approvals are conditions for consuming the Business Combination. Additionally, on March 28, 2025, the Company held an extraordinary general meeting of shareholders to approve, among other things, the Business Combination, at which meeting, the Business Combination, among other actions, was approved by the Company’s shareholders.

Pubco has applied for listing on Nasdaq of its securities on Nasdaq under the symbols “SCAG.” Nasdaq’s approval of Pubco’s listing is a condition to the closing of the Business Combination. The Company does not believe that the Company’s Nasdaq delisting will materially impact the parties’ ability to complete the Business Combination on the terms thereof or the combined company’s ability to list on a national securities exchange. The Company is currently working with Scage, among other parties, to satisfy all remaining closing conditions pursuant to the Business Combination Agreement, including Nasdaq approval of Pubco’s listing.

Item 8.01. Other Events.

Extension Contribution

As previously reported on the Company’s Current Report on Form 8-K filed with the SEC on November 12, 2024, the Company agreed to deposit $43,264.60 per month into its trust account, which equates to approximately $0.05 per remaining public share that was not redeemed in connection with its extension (“Extension”) from November 8, 2024 to May 8, 2025, for each calendar month (commencing on November 8, 2024 and ending on the 7th day of each subsequent month) until May 8, 2025, or portion thereof, that would be needed to complete an initial business combination, for up to an aggregate of $259,588 plus any applicable interest.

As of April 29, 2025, the Company had deposited an aggregate of $86,942 into the Company’s trust account, including contributions of $43,540 (including $275.40 of applicable interest) and $43,402 (including $137.40 of applicable interest), representing contributions to support the Extension through May 2025.

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No Offer Or Solicitation

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

The information in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding expectations related to the terms, approvals, and timing of the proposed Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of Scage’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Scage and the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; the inability to recognize the anticipated benefits of the Business Combination; the ability to obtain or maintain the listing of the Pubco’s securities on The Nasdaq Stock Market following the Business Combination; costs related to the Business Combination; changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of certain projected financial information with respect to Scage; Scage’s ability to successfully and timely develop, manufacture, sell and expand its technology and products, including implement its growth strategy; Scage’s ability to adequately manage any supply chain risks, including the purchase of a sufficient supply of critical components incorporated into its product offerings; risks relating to Scage’s operations and business, including information technology and cybersecurity risks, failure to adequately forecast supply and demand, loss of key customers and deterioration in relationships between Scage and its employees; Scage’s ability to successfully collaborate with business partners; demand for Scage’s current and future offerings; risks that orders that have been placed for Scage’s products are cancelled or modified; risks related to increased competition; risks relating to potential disruption in the transportation and shipping infrastructure, including trade policies and export controls; risks that Scage is unable to secure or protect its intellectual property; risks of product liability or regulatory lawsuits relating to Scage’s products and services; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the uncertain effects of certain geopolitical developments; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required shareholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination; the outcome of any legal proceedings that may be instituted against Scage, the Company, Pubco or others following announcement of the proposed Business Combination and transactions contemplated thereby; the ability of Scage to execute its business model, including market acceptance of its planned products and services and achieving sufficient production volumes at acceptable quality levels and prices; technological improvements by Scage’s peers and competitors; and those risk factors discussed in documents of Pubco and the Company filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Company nor Scage presently know or that Finnovate and Scage currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s, Pubco’s and Scage’s expectations, plans or forecasts of future events and views as of the date of this press release. Finnovate, Pubco and Scage anticipate that subsequent events and developments will cause the Company’s, Pubco’s and Scage’s assessments to change. However, while the Company, Pubco and Scage may elect to update these forward-looking statements at some point in the future, the Company, Pubco and Scage specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by the Company. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finnovate Acquisition Corp.

Date: May 1, 2025	By:	/s/ Calvin Kung
	Name:	Calvin Kung
	Title:	Chief Executive Officer

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